UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 27, 2006

                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



           NEVADA                       001-31540                91-1922863
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



2614 QUEENSWOOD DR., VICTORIA, BC CANADA                         V8N 1X5
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(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (250) 477-9969


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS

On July 27, 2006, Flexible Solutions International, Inc. issued the Charter of Audit Committee of the Board of Directors included as exhibit 99.1 to this filing on Form 8-K.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

  EXHIBIT NO.    DESCRIPTION

     99.1 Charter of Audit Committee of the Board of Directors of Flexible Solutions International, Inc.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Flexible Solutions International, Inc.

                                          By: /s/ DAN O'BRIEN
                                              President
Dated: July 27, 2006